UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 13, 2005
(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio		44124

(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (440) 720-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and

Item 7.01 Regulation FD disclosure

On June 13, 2005, Agilysys, Inc. (the “Company”) issued a press release announcing that, as of the press release date, it expected to file its fiscal 2005 Form 10-K with the Securities and Exchange Commission on Tuesday, June 14, 2005. As of the press release date, the Company’s Form 10-K was expected to report fiscal 2005 fully diluted earnings per share of $0.70. The Company will also report a material weakness in its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On June 15, 2005, the Company issued a press release announcing that it will file a 15 day extension with the Securities and Exchange Commission for the filing of its Form 10-K for the fiscal year ended March 31, 2005. The Company is filing for the extension because it is not able to complete the preparation of its consolidated financial statements and management’s assessment of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, by the initial filing date of June 14, 2005. Also, the Company is in the process of providing additional information to Ernst & Young, LLP, its independent registered public accounting firm, in order to complete their documentation and related audit procedures. The Company expects to file its Form 10-K on or before June 29, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued by Agilysys, Inc. dated June 13, 2005, discussing the expected filing of its fiscal 2005 Form 10-K with the Securities and Exchange Commission.

99.2	Press release issued by Agilysys, Inc. dated June 15, 2005, announcing that it will file a 15 day extension for filing its Form 10-K with the Securities and Exchange Commission for the fiscal year ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

	By:	/s/ Martin F. Ellis

Martin F. Ellis Executive Vice President, Treasurer and Chief Financial Officer
Date: June 17, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Agilysys, Inc. dated June 13, 2005, discussing the expected filing of its fiscal 2005 Form 10-K with the Securities and Exchange Commission.

99.2	Press release issued by Agilysys, Inc. dated June 15, 2005, announcing that it will file a 15 day extension for filing its Form 10-K with the Securities and Exchange Commission for the fiscal year ended March 31, 2005.